UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2010

Center Financial Corporation

(Exact name of registrant as specified in its charter)

California	000-50050	52-2380548
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010

(Address of principal executive offices)

(213) 251-2222

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01	Other Events.

On December 9, 2010, Center Financial Corporation (“Center Financial”) and Nara Bancorp, Inc. (“Nara Bancorp”) issued a joint press release and held a joint investor conference call (with simultaneous webcast) to announce the execution of the an Agreement and Plan of Merger, dated as of December 9, 2010, between Center Financial and Nara Bancorp. Copies of the press release, the slide presentation used on the conference call and a third-party transcript of the conference call are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively. These materials are incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such materials.

The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains statements regarding the proposed transaction between Center Financial and Nara Bancorp, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about the future expectations, beliefs, goals, plans or prospects of the management of each of Nara Bancorp and Center Financial. These statements are based on current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of Nara Bancorp and Center Financial and the combined company, as well as the businesses and markets in which they do and are expected to operate. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “estimates,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans, “seeks,” and variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The closing of the proposed transaction is subject to regulatory approval, the approval of the shareholders of Center Financial and Nara Bancorp, and other customary closing conditions. There is no assurance that such conditions will be met or that the proposed transaction will be consummated within expected time frame, or at all. If the transaction is consummated, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: difficulties and delays in integrating Center Financial and Nara Bancorp and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; deposit attrition, operating costs, customer loss and business disruption following the merger, including difficulties in maintaining relationships with employees, may be greater than expected; required governmental approvals of the merger may not be obtained on its proposed terms and schedule, or without regulatory constraints that may limit growth; competitive pressures among depository and other financial institutions may increase significantly and have an effect on revenues; the strength of the United States economy in general, and of the local economies in which the combined company will operate, may be different than expected, which could result in, among other things, a deterioration in credit quality or a reduced demand for credit and have a negative effect on the combined company’s loan portfolio and allowance for loan losses; changes in the U.S. legal and regulatory framework; and adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) which would negatively affect the combined company’s business and operating results. For a more complete list and description of such risks and uncertainties, refer to Center Financial’s Form 10-K for the year ended December 31, 2009, as amended, Nara Bancorp’s Form 10-K for the year ended December 31, 2009, as amended, as well as other filings made by Center Financial and Nara Bancorp with the Securities and Exchange Commission (the “SEC”). Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, Center Financial disclaim any intention or obligation to update any forward-looking statements after the distribution of this press release, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

Additional Information and Where to Find It

In connection with the proposed merger, Nara Bancorp will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement/Prospectus of Center Financial and Nara Bancorp, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about Center Financial and Nara Bancorp at the SEC’s Internet site (www.sec.gov). You will also be able to obtain these documents, free of charge, from Center Financial at www.centerbank.com under the tab “Investor Relations” and then under the heading “SEC Filings” and from Nara Bancorp at www.narabank.com under the tab “Investor Relations” and then under the heading “SEC Filings.”

Participants in Solicitation

Center Financial, Nara Bancorp and their respective directors, executive officers, management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning Center Financial’s participants is set forth in the proxy statement, dated April 30, 2010, for Center Financial’s 2010 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information concerning Nara Bancorp’s participants is set forth in the proxy statement, dated May 24, 2010, for Nara Bancorp’s 2010 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of Center Financial and Nara Bancorp in the solicitation of proxies in respect of the merger will be included in the registration statement and joint proxy statement/prospectus to be filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Joint Press Release dated December 9, 2010.

99.2	Joint Investor Presentation dated December 9, 2010

99.3	Third-Party Transcript of Joint Investor Presentation held on December 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER FINANCIAL CORPORATION,
a California Corporation

Date: December 10, 2010	By:	/S/ JAE WHAN YOO
Jae Whan Yoo
President and Chief Executive Officer